SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2000


                               The Stanley Works
              (Exact name of registrant as specified in charter)


  Connecticut                     1-5224                       06-0548860
(State or other                (Commission                  (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                                 Not Applicable

   (Former name or former address, if changed since last report)








                       Exhibit Index is located on Page 4

                               Page 1 of 29 Pages

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         Item 5.   Other Events.

                   1. On June 23, 2000, the Registrant and John M. Trani, the Registrant's chairman and chief executive officer and director, executed a new Employment Agreement (the "JMT Employment Agreement") dated as of January 1, 2000. Attached as Exhibit 10(i) is a copy of the JMT Employment Agreement.

         Item 7.   Financial Statements and Exhibits.

             (c) 10(i)  Employment Agreement with John M. Trani, dated as of
                        January 1, 2000.




































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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   THE STANLEY WORKS



Date: June 23, 2000          By:    Stephen S. Weddle
                             Name:  Stephen S. Weddle
                             Title: Vice President, General
                                    Counsel and Secretary

                               Page 3 of 29 Pages

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                                  EXHIBIT INDEX

                           Current Report on Form 8-K
                               Dated June 23, 2000


                            Exhibit No.     Page

                              10 (i)          5









































                               Page 4 of 29 Pages

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                                                                Exhibit 10 (i)



                              EMPLOYMENT AGREEMENT

                  EMPLOYMENT AGREEMENT (the "Agreement"), entered into as of January 1, 2000 (the "Effective Date"), between The Stanley Works, a Connecticut corporation (the "Company"), and John M. Trani (the "Executive").

                  WHEREAS, the Executive and the Company are parties to an Employment Agreement dated December 31, 1996 (the "Prior Agreement"); and

                  WHEREAS, the Company desires to provide for the continued service and employment of the Executive with the Company and the Executive wishes to continue to perform services for the Company, all in accordance with the terms and conditions provided herein; and

                  WHEREAS, the Executive and the Company desire to amend and restate the Prior Agreement in its entirety;

                  NOW, THEREFORE, in consideration of the premises and the respective covenants and agreements of the parties herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1.  Employment.   The  Company  hereby  agrees  to  employ the
Executive, and the Executive hereby agrees to serve the Company, on the terms and conditions set forth herein.

                  2. Term. The term of employment of the Executive by the Company hereunder (the "Term") will commence as of the Effective Date and will end on December 31, 2002, unless further extended or sooner terminated as hereinafter provided. Commencing on January 1, 2003, and on the first day of each year thereafter, the Term shall automatically be extended for one additional year unless either party shall have given notice to the other party, at least six months prior to such January 1, that it does not wish to extend the Term. References herein to the Term shall refer to both the initial term and any extended term hereunder. The Term shall end on the Date of Termination (as hereinafter defined).

                               Page 5 of 29 Pages

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                  3.   Nature of Performance.

                  (a) Position and Duties. During the Term, the Executive shall continue to serve as Chairman of the Board of Directors of the Company (the "Board") and Chief Executive Officer of the Company and shall have such responsibilities, duties and authority as are customary to such position. The Executive shall report directly to the Board. The Executive shall devote substantially all of his working time and efforts to the business and affairs of the Company and shall not engage in activities that significantly interfere with such performance; provided, however, that this Agreement shall not be interpreted to prohibit the Executive from managing his personal investments and affairs, engaging in charitable activities or, subject to prior approval of the Board, serving on the board of directors of any other corporation so long as such activities do not significantly interfere with the performance of his duties hereunder. The Company shall use its best efforts to have the Executive elected to the Board for the duration of the Term. Notwithstanding the foregoing, upon the termination of the Executive's employment with the Company for any reason, the Executive shall resign from the Board if requested to do so by the Company.

                  (b) Indemnification. To the fullest extent permitted by law and the Company's certificate of incorporation and by-laws, the Company shall promptly indemnify the Executive for all amounts (including, without limitation, judgments, fines, settlement payments, losses, damages, costs and expenses (including reasonable attorneys' fees)) incurred or paid by the Executive in connection with any action, proceeding, suit or investigation (the "Proceeding") arising out of or relating to the performance by the Executive of services for, or acting as a fiduciary of any employee benefit plans, programs or arrangements of the Company or as a director, officer or employee of, the Company or any subsidiary thereof. The Company shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 15 days after receipt by the Company of a written request from the Executive for such advance. Such request shall include an undertaking by the Executive to timely repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses. The Company also agrees to maintain a director's and officers' liability insurance policy covering the Executive to the extent the Company provides such coverage for its other executive officers. Following the Term, the Company shall continue to indemnify and maintain such insurance for the benefit of the Executive with respect to such services performed during the Term, to the same extent as the Company indemnifies or maintains such insurance for its officers, directors, employees and fiduciaries, as applicable.

                               Page 6 of 29 Pages

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                  4. Place of  Performance.  In connection  with the Executive's employment by the Company, the Executive shall be based at the principal executive offices of the Company in the city of New Britain, Connecticut, except for travel as reasonably required on the Company's business.

                  5.   Compensation and Related Matters.

                       (a)  Annual Compensation.

                            (i) Base Salary. For services rendered by the Executive to the Company during the year 2000, the Company shall pay to the Executive an annual base salary at the rate of one million dollars ($1,000,000), such salary to be paid in conformity with the Company's policies relating to salaried employees. For subsequent periods during the Term, the Company shall pay to the Executive an annual base salary at a rate to be determined by the Board. The annual base salary as in effect from time to time hereunder is hereinafter referred to as the "Base Salary".

                            (ii) Annual Bonus. Commencing with respect to the Company's 2000 fiscal year and continuing during the Term, the Executive shall be eligible to participate in the Company's annual bonus plan as in effect from time to time, and shall be entitled to receive such amounts (each, a "Bonus") as may be authorized, declared and paid by the Company pursuant to the terms of such plan. For the Company's 2000 fiscal year, the Bonus payable to the Executive at target performance ranges between 90% and 270% of Base Salary.

                       (b) Stock Options. The Executive shall be granted an option (the "Option") to acquire 1,000,000 shares of common stock of the Company ("Shares") pursuant to the Company's 1990 Stock Option Plan (the "1990 Plan"). The Option shall be evidenced by a stock option agreement in the form attached hereto as Exhibit A.

                  In addition, during the Term, the Executive shall be eligible for additional stock option, share unit and/or other equity-based awards, in the sole discretion of the Board or the Compensation and Organization Committee thereof, pursuant to the terms and conditions of the 1990 Plan or any successor thereto, as from time to time in effect, as appropriate for his position and Company performance.

                        (c) Company Defined Benefit Plans. During the Term, the Executive shall be entitled to participate in all "defined benefit plans" (as defined in Section 3(35) of the Employee Retirement Income Security Act of 1974,

                               Page 7 of 29 Pages
as amended) or plans, including excess benefit or supplemental retirement plans or agreements, maintained by the Company, as now or hereinafter in effect, that are applicable to the Company's employees generally or to its executive officers, subject to and on a basis consistent with the terms, conditions and overall administration of such plans, programs and arrangements; provided, however, that consistent with the terms of the Prior Agreement, effective as of December 27, 1996, the Executive has been credited with ten (10) years of service for purposes of eligibility for participation, vesting and benefit accrual under such plans. Benefits payable under such defined benefit plans shall not commence prior to the last day of the Severance Period (as herein-after defined).

                        (d) Split Dollar Life Insurance. The Company shall continue to assume the obligations of the Executive's prior employer (the "Prior Employer") with respect to the policies (set forth in Exhibit B hereto) in effect for the Executive under the split dollar life insurance program provided by the Prior Employer immediately prior to the Execution Date (as defined in the Prior Agreement), including, without limitation, prompt payment of all required premiums thereunder and prompt payment to the Prior Employer of amounts that the Prior Employer has a right to receive under such program by reason of the Executive's ceasing to be employed by the Prior Employer. The obligations of the Company to pay premiums under such policies shall continue for the Term and shall continue thereafter (1) in the event that the Executive's employment is terminated by the Company (other than for Cause or Disability), or by the Executive for Good Reason, for the duration of the Severance Period and (2) in the event that the Executive's employment is terminated for Disability, until the Executive attains age 65. In the event the Executive's employment is terminated by the Company for Cause or the Executive terminates employment for other than Good Reason, the Company's obligations to pay such premiums shall terminate on the Date of Termination.

     Whenever the obligations of the Company to pay such premiums cease, the Company shall have the right to receive, for each policy, (1) the lesser of (X) the sum of all premiums paid by the Company for which the Company has not received reimbursement, and (Y) the cash surrender value of the policy, plus (2) the amount paid to the Prior Employer pursuant to the first sentence of this
Section 5(d).

                       (e) Life Insurance and Long Term Disability Benefits. The Company shall provide life insurance coverage for the benefit of the Executive in the forms and amounts set forth in Exhibit C hereto, which coverage shall otherwise be governed by the terms and conditions of the Company's life


                               Page 8 of 29 Pages

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insurance  plans,  programs or  policies  from  time to time in effect for its senior executives. The Company shall also provide the Executive with an annual long-term disability benefit commencing upon termination of employment for Disability (as defined in Section 6(a)(iii) hereof) equal to 70% of Base Salary, which benefit shall otherwise be governed by the terms and conditions set forth in the Company's long-term disability plans, programs or policies in effect for its senior executives at the time of such termination.

                       (f)  Other  Benefits.        During   the   Term,   the
Executive shall be entitled to participate in all other employee benefit plans, programs and arrangements of the Company, as now or hereinafter in effect, that are applicable to the Company's employees generally or to its executive officers (including, but not limited to, all Company relocation policies), as the case may be, subject to and on a basis consistent with the terms, conditions and overall administration of such plans, programs and arrangements, and subject to
Section 5(c) hereof. During the Term, the Company shall provide to the Executive all of the fringe benefits and perquisites that are available to the Company's employees generally or to its executive officers, as the case may be, subject to and on a basis consistent with the terms, conditions and overall administration of such benefits and perquisites.

                           (g)  Vacations and Other Leaves.    During  the Term,
the Executive shall be entitled to paid vacation and other paid absences, whether for holidays, illness, personal time or any similar purposes, in accordance with policies applicable generally to executive officers of the Company; provided, however, that in no event shall the Executive be entitled to fewer than four (4) weeks of paid vacation per calendar year.

                           (h)  Expenses.      During  the  Term,  the Executive
shall be entitled to receive prompt reimbursement for all reasonable and customary expenses incurred by the Executive in performing services hereunder, including all expenses of travel and accommodations while away from home on business or at the request of and in the service of the Company; provided however, that such expenses are incurred and accounted for in accordance with the policies and procedures established by the Company.

                           (i) Services  Furnished.  The Company shall  furnish
the Executive with office space, stenographic assistance and such other facilities and services as shall be suitable to the Executive's position and adequate for the performance of his duties hereunder.

                               Page 9 of 29 Pages

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                           (j)  Legal Fees.  The   Company  shall  pay  directly
or reimburse the Executive for reasonable legal fees and expenses incurred by the Executive in connection with the negotiation and preparation of this Agreement.

                  6.   Termination.  (a)   The  Executive's employment hereunder
may be terminated without breach of this Agreement only under the following circumstances:

                       (i) Death. The Executive's employment hereunder shall terminate upon his death.

                       (ii) Cause. The Company may terminate the Executive's employment hereunder for "Cause." For purposes of this Agreement, the Company shall have "Cause" to terminate the Executive's employment hereunder if (1) the Executive is convicted of a felony, including the entry of a guilty or nolo contendere plea, or (2) the Executive engages in conduct that constitutes willful gross neglect or willful gross misconduct in carrying out his duties, resulting, in either case, in material harm to the Company, monetarily or otherwise, unless the Executive reasonably believed in good faith that such act or non-act was in (or not opposed to) the best interests of the Company. A termination for Cause shall not take effect unless the provisions of this paragraph (ii) are complied with. The Executive shall be given written notice by the Board of the intention to terminate him for Cause, such notice (A) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Cause is based and (B) to be given within six months of the Board learning of such act or acts or failure or failures to act. The Executive shall have 10 days after the date that such written notice has been given to the Executive in which to cure such conduct, to the extent such cure is possible. If he fails to cure such conduct, the Executive shall then be entitled to a hearing before the Board. Such hearing shall be held within 15 days of such notice to the Executive, provided he requests such hearing within 10 days of the written notice from the Board of the intention to terminate him for Cause. If, within five days following such hearing, the Executive is furnished written notice by the Board confirming that, in its judgment, grounds for Cause on the basis of the original notice exist, he shall thereupon be terminated for Cause.

                       (iii) Disability. If, as a result of an accident or illness, the Executive is considered disabled under the terms of the Company's Long Term Disability Plan for Salaried Employees (or any
         successor  thereto)  for purposes  of  determining   eligibility  for

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         the initial  benefits payable  thereunder,  and within thirty (30) days after written Notice of Termination (as defined in Section 6(b) below) is given shall not have returned to the performance of his duties
         hereunder  on  a  full-time   basis,  the  Company  may  terminate  the
         Executive's employment hereunder for "Disability."

                       (iv) Termination by the Executive. The Executive may terminate his employment hereunder by providing the Company with a Notice of Termination (as described in Section 6(b) below). If the
         Executive notifies the Company that he has "Good Reason" to terminate his employment hereunder, the Company shall have ten (10) business days to cure after the Executive gives the Company notice of his intention to terminate for Good Reason. For purposes of this Agreement, "Good Reason" shall mean the occurrence of any of the following without the Executive's prior written consent:

                        (A) a reduction  in the  Executive's  then  current Base
                  Salary or target bonus opportunity under the Company's Management Incentive Compensation Corporate Plan, as amended December 19, 1995, or any similar plan, or termination or material reduction in a material benefit or material perquisite (other than as part of an across-the-board reduction of such benefit or perquisite applicable to all executive officers of the Company);

                        (B) the failure to elect or reelect the Executive to any
                  of the positions described in Section 3 hereof, or removal of the Executive from any such position;

                        (C) a material  diminution in the Executive's  duties or
                  the assignment to the Executive of duties that are materially inconsistent with his position or that materially impair the Executive's ability to function as the Chairman and Chief Executive Officer;

                        (D) the relocation of the Company's principal office, or
                  the Executive's own office location as assigned to him by the Company, to a location more than 35 miles from New Britain, Connecticut;

                        (E) any material failure by the Company to comply with a material provision of this Agreement;


                               Page 11 of 29 Pages

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                       (F)  the  issuance  of  notice  by  the  Company  to  the
                  Executive that the Company does not wish to extend the Term, as provided in Section 2 hereof; or

                       (G) the failure of the  Company to obtain the  assumption
                  in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of the Company within 15 days after a merger, consolidation or sale of all or substantially all of the assets of the Company, or any similar transaction.

                  (b) Notice of Termination. Any termination of the Executive's employment by the Company or by the Executive (other than termination under Section 6(a)(i) hereof) shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 10 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice that shall indicate the specific termination provision in this Agreement relied upon and, in the case of a termination for Cause or for Good Reason, shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated.

                  (c) Date of Termination. "Date of Termination" shall mean (i) if the Executive's employment is terminated by his death, the date of his death, and (ii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination.

                  (d) Termination Upon Death; Disability; for Cause; Voluntary Termination Other than for Good Reason. If the Executive's employment is terminated by reason of the Executive's death or Disability, by the Company for Cause or voluntarily by the Executive other than for Good Reason, (1) the Company shall, as soon as practicable after the Date of Termination, pay the Executive (or the Executive's beneficiary, as the case may be) all unpaid amounts, if any, to which the Executive is entitled as of the Date of Termination under Sections 5(a), 5(h) and 5(j) hereof and shall pay to the Executive, in accordance with the terms of the applicable plan or program, all other unpaid amounts to which Executive is then entitled under any compensation or benefit plan or program of the Company, including, without limitation, benefits provided in accordance with the provisions of Sections 5(d) and 5(e) hereof, and (2) the Executive's entitlements in respect of stock options, share units and any other long-term incentive awards which are outstanding as of the Date of Termination shall be as provided for in the respective agreements setting forth the terms and conditions of each award, it being specifically understood that any unvested awards shall be forfeited as of the Date of

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Termination  (the matters  referred to in clauses (1)  and  (2)  above  being referred  to  herein  collectively  as "Accrued  Obligations").  In addition, if the Executive's employment is terminated by reason of the Executive's death or Disability, then the Company shall, as soon as practicable after the Date of Termination, pay the Executive (or the Executive's beneficiary, as the case may be) an amount (the "Pro Rata Bonus Amount") equal to (X) the target bonus for the Executive for such fiscal year multiplied by a fraction, the numerator of which equals the number of days in such fiscal year through and including the Date of Termination, and the denominator of which equals 365, minus (Y) any bonus amounts paid or payable with respect to the Executive for such fiscal year under any annual bonus or incentive compensation plan or program maintained by the Company. Upon satisfaction of the Accrued Obligations, the Company shall have no further obligations to the Executive under this Agreement, other than those obligations that by their nature are intended to extend beyond the termination of the Executive's employment hereunder, including, but not limited to those provided pursuant to Sections 3(b), 6(e), 9 and 15 hereof.

                  (e)   Termination   Other   than  for  Cause  or   Disability;
Termination for Good Reason. If the Company shall terminate the Executive's employment (other than for Cause or Disability), or the Executive shall terminate his employment for Good Reason, then, subject to compliance with the provisions of Sections 7 and 8 hereof and except as otherwise provided in
Section 6(f) hereof:

                       (i) as soon as practicable after the Date of Termination or otherwise in accordance with the terms of the applicable plan or program, the Company shall pay to the Executive or otherwise cause to be satisfied the Accrued Obligations;

                       (ii) following the Date of Termination and for the balance of the Term (determined immediately prior to the Date of Termination), but in no event for less than two years (the "Severance Period"), the Company shall pay to the Executive monthly an amount ("Severance Payments") equal to the quotient of (1) the sum of (A) the Executive's Base Salary at the annualized rate in effect as of the date on which the Notice of Termination is given (or, in the event that the Executive terminates for Good Reason because of a diminution in his Base Salary, the Base Salary in effect before such diminution), plus
         (B) a bonus equal to the greater of (X) the annual Bonus earned by the Executive in the fiscal year of the Company ended immediately prior to the Date of Termination and (Y) the target bonus for the year of termination, divided by (2) the number twelve (12);

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                       (iii) the Company shall pay to the Executive,  as soon as
         practicable following the Date of Termination, an amount, with respect to the fiscal year in which occurs the Date of Termination, equal to the Pro Rata Bonus Amount;

                       (iv) the defined benefit plan benefits that the Executive shall be entitled to receive pursuant to Section 5(c) hereof shall be calculated as if the Executive had been continuously employed with the Company through the Severance Period at an annualized rate of compensation equal to the sum of the amounts set forth in Section 6(e)(ii)(1)(A) and (B) above, and based on his actual age as of the last day of the Severance Period;

                        (v) the Executive shall continue to be provided for the duration of the Severance Period with the same medical, life insurance and other welfare benefit coverage as existed immediately prior to the Notice of Termination; provided, however, that benefits otherwise receivable by the Executive pursuant to this Section 6(e)(v) shall be reduced to the extent that benefits of the same type are received by or made available to the Executive during the Severance Period (and any such benefits received by or made available to the Executive shall be reported to the Company by the Executive) and; provided, further that
         (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this Section 6(e)(v), he shall be provided with the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this Section 6(e)(v) during which he is unable to so participate, (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (C) payment of such economic equivalent shall be made prior to such date as the Executive is required to remit such amount to the applicable taxing authority; and

                         (vi) the Executive shall also be entitled to immediate pro rata vesting and/or payment, as soon as practicable following the Date of Termination, of restricted stock and long-term awards under the Company's 3-year management incentive plan, based on the assumption that actual performance through the Date of Termination had continued to the end of the applicable performance period at the rate achieved through the Date of Termination.

Upon payment or other satisfaction of the obligations referred to in clauses (i) through (vi) above, the Company shall have no

                               Page 14 of 29 Pages
further obligations to the Executive under this Agreement, other than those obligations that by their nature are intended to extend beyond the termination of the Executive's employment hereunder, including, but not limited to those provided pursuant to Sections 3(b), 9 and 15 hereof.

                (f)  Termination of Employment Following a Change in Control.

                     (i) If, within two years following a Change in Control (as defined in the 1990 Plan), the Executive's employment is terminated by the Company (other than for Cause or Disability) or the Executive terminates his employment for Good Reason, the Executive shall be entitled to the payments and benefits provided in Section 6(e), with the salary and bonus continuation payments referred to in Section 6(e)(ii) hereof being paid in a lump sum without discount. Also, immediately upon a Change in Control, all then outstanding options, restricted stock and other equity-based awards in which he is not yet vested, shall become fully vested and all options not yet exercisable shall become exercisable.

                     (ii) If the aggregate of all payments or benefits made or provided to the Executive under paragraph (i) above and under all other plans and programs of the Company (the "Aggregate Payment") is determined to constitute a Parachute Payment, as such term is defined in Section 280G(b)(2) of the Code, the Company shall pay to the Executive, prior to the time any excise tax imposed by Section 4999 of the Code ("Excise Tax") is payable with respect to such Aggregate Payment, an additional amount which, after the imposition of all income and excise taxes thereon, is equal to the Excise Tax on the Aggregate Payment. The determination of whether the Aggregate Payment constitutes a Parachute Payment and, if so, the amount to be paid to the Executive and the time of payment pursuant to this paragraph (ii) shall be made by the accounting firm which was, immediately prior to the Change in Control, the Company's independent auditor.

                (g) No Mitigation; No Offset. In the event of any termination of employment under this Section 6, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of (i) any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 6 or (ii) any claims the Company may have against he Executive.

                               Page 15 of 29 Pages

                (h) Nature of Payment. Any amounts due under this Section 6 are in the nature of severance payments considered to be reasonable by the Company and are not in the nature of a penalty.

           7.   Nonsolicitation; Noncompete.

               (a)  During  the  period of  Executive's  employment,  during the
Severance Period (if applicable) and, in the event the Executive's employment is terminated for Cause or the Executive voluntarily terminates his employment without Good Reason, for a period of twelve (12) months following such termination, the Executive (i) shall not engage, anywhere within the geographical areas in which the Company conducts its business operations, directly or indirectly, alone, in association with or as a shareholder, principal, agent, partner, officer, director, employee or consultant of any other organization, in any business (a "Competitive Business") that directly and substantially competes with any material business being conducted by the Company at the time of the alleged competitive activity (and, if such alleged activity commences after the Date of Termination, at the Date of Termination); (ii) shall not, directly or indirectly, except in the course of carrying out his duties hereunder, solicit or encourage any officer, employee or consultant of the Company to leave the employ of the Company for employment by or with any other business, whether or not a Competitive Business; and (iii) shall not, directly or indirectly, except in the course of carrying out his duties hereunder, solicit, divert or take away, or attempt to divert or to take away, the business or patronage of any of the customers or accounts, or prospective customers or accounts, of the Company, which were contacted, solicited or served by the Executive while employed by the Company; provided, however, that nothing herein shall prohibit the Executive from owning a maximum of two percent (2%) of the outstanding stock of any publicly traded corporation; and provided further that nothing herein shall preclude the Executive's participation in the management of a subsidiary, division or other affiliate of a Competitive Business, the subsidiary, division or affiliate is not itself in the Competitive Business. If, at any time, the provisions of this Section 7(a) shall be determined to be invalid or unenforceable, by reason of being vague or unreasonable as to area, duration or scope of activity, this Section 7(a) shall be considered divisible and shall become and be immediately amended to cover only such area, duration and scope of activity as shall be determined to be reasonable and enforceable by the court or other body having jurisdiction over the matter; and the Executive agrees that this Section 7(a) as so amended shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

                               Page 16 of 29 Pages

               (b) In the event of a violation of Section 7(a) hereof, the remedies of the Company shall include, but shall not be limited to (1) if such violation occurs during the period of Executive's employment hereunder, the right to seek injunctive relief in accordance with Section 15 hereof, and (2) if such violation occurs following the period of Executive's employment hereunder,
(i) forfeiture by the Executive of any future Severance Payments under Section 6(e)(ii) hereof and any continuation of welfare or other benefit coverage provided pursuant to Section 6(e)(v) hereof, and treating the Severance Period as having immediately terminated for purposes of Sections 5(c) and 6(e)(iv) hereof, and (ii) the right to seek injunctive relief in accordance with Section 15 hereof.

           8.  Protection of Confidential Information.

               (a) Executive acknowledges that his employment by the Company will, throughout the Term of this Agreement, involve his obtaining knowledge of confidential information regarding the business and affairs of the Company. In recognition of the foregoing, the Executive covenants and agrees:

                    (i) that, except in compliance with legal process, he will keep secret all confidential matters of the Company that are not otherwise in the public domain and will not intentionally disclose them to anyone outside of the Company, wherever located (other than to a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by Executive of his duties as an executive officer of the Company), either during or after the Term, except with the prior written consent of the Board or a person authorized thereby; and

                    (ii) that he will deliver promptly to the Company on termination of his employment, or at any other time the Company may so request, all memoranda, notes, records, customer lists, reports and other documents (and all copies thereof) relating to the business of the Company which he obtained while employed by, or otherwise serving or acting on behalf of, the Company and which he may then possess or have under his control; provided, however, he may retain his personal correspondence, diaries and other items of a personal nature.

              (b) If the Executive commits a breach of the provisions of Section 8(a)(i) or 8(a)(ii), the Company shall have the right to seek injunctive relief in accordance with Section 15.

                               Page 17 of 29 Pages

         9.  Successors; Binding Agreement.

             (a) Neither this Agreement nor any rights hereunder shall be assignable or otherwise subject to hypothecation by the Executive (except by will or by operation of the laws of intestate succession or except as expressly provided in this Agreement or in any plan or agreement that is the subject matter hereof) or by the Company, except that the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance reasonably satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as herein before defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by the terms and provisions of this Agreement by operation of law.

             (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee, or other designee or, if there be no such designee, to the Executive's estate.

       10. Notice. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally, dispatched by private courier such as Federal Express or United Parcel Service, or (unless otherwise specified) mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

If to the Company:

                           The Stanley Works
                           1000 Stanley Drive
                           New Britain, Connecticut 06053
                           Attn: General Counsel


                               Page 18 of 29 Pages

                  With a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           Four Times Square
                           New York, New York 10036
                           Attn: Stuart N. Alperin, Esq.

If to the Executive:

                           John M. Trani
                           c/o The Stanley Works
                           1000 Stanley Drive
                           New Britain, Connecticut 06053

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

       11. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and a duly authorized officer of the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the state of Connecticut without regard to its conflicts of law principles. All payments hereunder shall be subject to applicable federal, State and local tax withholding requirements.

       12.  Company's and Executive's Representations and Warranties.

            (a) The Company represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between it and any other person, firm or organization.

            (b) The Executive represents and warrants that he has the legal right to enter into this Agreement and perform all of the material obligations on his part to be performed hereunder in accordance with its terms and that he is not a party to any

                               Page 19 of 29 Pages
agreement or understanding, written or oral, that prevents him from entering into this Agreement or performing his material obligations hereunder. Notwithstanding any other provision of this Agreement, in the event of a breach of such representation or warranty on the Executive's part, the Company shall have the right to terminate this Agreement forthwith in accordance with the notice provisions set forth in Section 10 hereof, and the Company shall have no further obligations to the Executive hereunder.

       13. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

       14.  Counterparts.    This  Agreement  may  be  executed  in  one or more
counterparts, including by facsimile, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

       15. Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before one arbitrator to be mutually agreed upon by the parties hereto. In the event the parties are unable to agree upon an arbitrator, the Company and the Executive shall each appoint an arbitrator, and these two arbitrators shall select a third, who shall be the arbitrator. Arbitration shall be held in Hartford, Connecticut in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided however, that the Company shall be entitled to seek a restraining order or injunction in any court of competent jurisdiction to prevent any continuation of any violation of the provisions of Section 7 or 8 of the Agreement and the Executive hereby consents that such restraining order or injunction may be granted without the necessity of the Company's posting any bond, it being acknowledged and agreed that any breach or threatened breach of the provisions of Section 7(a) or 8(a)(i) or 8(a)(ii) will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company. Each party shall bear its own costs and expenses (including, without limitation, legal fees) in connection with any arbitration proceeding instituted hereunder; provided, however, that to the extent the Executive prevails, his costs and expenses shall be promptly reimbursed by the Company.

       16. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.


                               Page 20 of 29 Pages

These shall include, without limitation, the provisions of Sections 3(b), 6, 7, 8 and 15 hereof.

       17. Entire Agreement. This Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and all other prior agreements, promises, covenants, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto, and any prior agreement of the parties hereto in respect of the subject matter contained herein is hereby terminated and cancelled. To the extent that this Agreement and any other agreement between the parties provides duplicative payments or benefits, this Agreement and any such other agreement shall be construed so as to prevent such duplication.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                            THE STANLEY WORKS


                                            By:    Stillman B. Brown
                                            Name:  Stillman B. Brown
                                            Title: Director


                                            John M. Trani
                                            John M. Trani

                               Page 21 of 29 Pages

                                                                     EXHIBIT A

                                THE STANLEY WORKS

                             1990 STOCK OPTION PLAN

                           NON-QUALIFIED STOCK OPTION

                                   Granted To

                                  John M. Trani
                                     Grantee

                      1,000,000                $30.125
              Number of Option Shares     Purchase Price per Share

                           GRANT DATE:  April 26, 2000

                       EXPIRATION DATE: December 31, 2009

Note:

i. Cliff vesting at the earlier of (a) 12/31/02, or (b) the date, subsequent to the date of grant, as of which the closing price per share of Common Stock on the New York Stock Exchange on each of the ten consecutive trading days immediately preceding such date shall have equalled or exceeded $40 (equitably adjusted to reflect stock dividends, stock splits, etc.).

ii. Upon exercise you must pay not only the Purchase Price but also applicable tax withholding on the "spread" (see paragraph 3).

                                (Please sign and return to, Craig A. Douglas, 1000 Stanley Drive, New Britain, CT 06053, keeping a copy for yourself)

                                I accept the Option, subject to its terms set forth above and in the attachment.

                                Signature

                                Date

                               Page 22 of 29 Pages

                                                                     EXHIBIT A

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                  The Stanley Works ("Stanley") hereby grants to the Grantee under Stanley's 1990 Stock Option Plan (the "Plan") an option (the "Option") to purchase on or before the Expiration Date, at the Purchase Price per Share, the Option Shares, which shall be fully paid and non-assessable shares of the Common Stock of Stanley, par value $2.50 per share (the "Common Stock").

                  The Option is granted subject to the following additional terms and conditions and the terms and conditions of the Plan:

                  1. Subject to the provisions of Section 5, this Option shall become fully vested and exercisable on the earlier of (a) December 31, 2002 or
(b) the date, subsequent to the date of grant, as of which the closing price per share of Common Stock on the New York Stock Exchange on each of the ten consecutive trading days immediately preceding such date shall have equalled or exceeded $40 (such earlier date, the "Vesting Date"). Subject to the provisions of Section 5 hereof, the Option may from time to time be exercised as to all Option Shares or a portion thereof on or after the Vesting Date and on or prior to the Expiration Date.

                  2. The Option may be exercised, in whole or in part, by written notification delivered in person or by mail to Stanley's Director, Corporate Finance at Stanley's executive offices in New Britain, Connecticut. Such notification shall be effective upon its receipt by the Director, Corporate Finance on or before the Expiration Date, and shall be in such form as the Compensation and Organization Committee (the "Committee") may prescribe, specifying the number of shares with respect to which the Option is then being exercised and accompanied by or followed promptly by payment for such shares. The Option may not be exercised with respect to a fractional share or with respect to the lesser of 100 shares or the balance of the shares then covered by the Option. In the event the Expiration Date falls on a day which is not a regular business day at Stanley's executive offices in New Britain, Connecticut, then such written notification must be received at such office on or before the last regular business day prior to the Expiration Date. Payment is to be made
(a) by check payable to the order of The Stanley Works, or (b) by delivery of a certificate or certificates for shares of Common Stock having a Fair Market Value (as such term is defined in the Plan) on the last business day prior to

                               Page 23 of 29 Pages

                                                                     EXHIBIT A

delivery of such notice of exercise equal to the Purchase Price for the portion of the Option being exercised, or in a combination of (a) and (b) above (provided, however, that payment in shares will not be permitted unless at least 100 shares are required and delivered for such purpose), and such shares have been held by the Grantee for at least six months or (c) if authorized by regulations adopted by the Committee, and accomplished in accordance therewith, by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to deliver promptly to the Director, Corporate Finance the portion of sale or loan proceeds sufficient to pay the Purchase Price. Any stock certificate or certificates delivered pursuant to this paragraph must be accompanied by an appropriate stock power, to the order of Stanley, with the signature guaranteed by a bank or trust company or by a member firm of the New York Stock Exchange. No shares shall be issued on exercise of the Option until full payment for such shares has been made and all checks delivered in payment therefor have been collected. The Grantee shall not have any rights of a shareholder upon exercise of the Option, including but not limited to, the right to vote or to receive dividends, until stock certificates have been issued to the Grantee.

                  3. Stanley shall not be required to issue any certificate or certificates for shares purchased upon the exercise of any part of the Option prior to (i) the admission of such shares to listing on any stock exchange on which the stock may then be listed, (ii) the completion of any registration or other qualification of such shares under any state or federal law or rulings or regulations of any governmental regulatory body, (iii) the obtaining of any consent or approval or other clearance from any governmental agency which Stanley shall, in its sole discretion, determine to be necessary or advisable, and (iv) the payment to Stanley, upon its demand, of any amount requested by Stanley for withholding federal, state or local income or earnings taxes or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by a delay in making such payment) incurred by reason of the exercise of the Option or the transfer of such shares. The Option shall be exercised and shares issued only upon compliance with the Securities Act of 1933, as amended (the "Act"), and any other applicable securities laws, and the Grantee shall comply with any requirements imposed by the Committee under such laws.

                  If the Grantee qualifies as an "affiliate" (as that term is defined in Rule 144 ("Rule 144") promulgated under the

                               Page 24 of 29 Pages

                                                                     EXHIBIT A

Act), upon demand by Stanley, the Grantee (or any person acting on his or her behalf) shall deliver to the Director, Corporate Finance at the time of any exercise of the Option a written representation that upon exercising the Option he or she will acquire shares pursuant to the Plan for his or her own account, that he or she is not taking the shares with a view to distribution and that he or she will dispose of the shares only in compliance with Rule 144.

                  4. Except as otherwise provided in the Plan, the Option is not transferrable by the Grantee otherwise than by will or by the laws of descent and distribution, and is exercisable, during the life of the Grantee, only by him or by his guardian or legal representative. More particularly (but without limiting the generality of the foregoing), the option may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment or similar process. The Option does not confer upon the Grantee any right with respect to continuation of employment with Stanley or any of its subsidiaries, and will not interfere in any way with the right of Stanley or any of its subsidiaries to terminate the Grantee's employment.

                  5.   Notwithstanding any other provisions hereof:

                  (a) Upon the termination of the Grantee's employment for any reason (other than death or Disability, as defined in the Employment Agreement dated as of January 1, 2000, between the Grantee and Stanley (the "Employment Agreement")) prior to December 31, 2002, the Option, to the extent not previously vested and exercisable pursuant to paragraph (b) below, shall be immediately forfeited.

                  (b) In the event a Change in Control (as defined in the Plan) occurs prior to December 31, 2002 and prior to Grantee's termination of employment, or in the event Grantee's employment terminates prior to December 31, 2002 by reason of death or Disability, the Option shall immediately become vested and exercisable in full.

                  (c) If the Grantee should die (whether before or after his employment with Stanley terminates), the Option, to the extent vested and exercisable at the date of death, may be exercised by the person designated in the Grantee's last will and testament or, in the absence of such designation,

                               Page 25 of 29 Pages

                                                                     EXHIBIT A

         by the Grantee's estate, at any time prior to the Expiration Date, and the Option shall thereupon expire and cease to be exercisable.

                  In the event the Option is exercised by the executors, administrators, legatees or distributees of the estate of the Optionee, Stanley shall be under no obligation to issue shares unless Stanley is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the Optionee's estate or the proper legatees or distributees thereof.

                  (d) If the Grantee is terminated by Stanley for Cause, the Option, whether or not vested and exercisable at such time, shall immediately expire and shall cease to be exercisable as of the date of the act that gave rise to such termination of employment by Stanley for Cause. For purposes of this Agreement, Cause shall have the meaning set forth in Section 6(a)(ii) of the Employment Agreement.

                  (e) If the Grantee's employment is terminated as a result of Disability (as defined in the Employment Agreement), the Option shall remain exercisable until the Expiration Date and the Option shall thereupon expire and cease to be exercisable.

                  (f) If the Grantee's employment is terminated by the Company without Cause or if the Grantee terminates his employment with the Company for Good Reason (as defined in the Employment Agreement), the Option, to the extent vested and exercisable at the date of termination, shall remain exercisable until the Expiration Date and the Option shall thereupon expire and shall cease to be exercisable.

                  (g) If the Grantee voluntarily terminates his employment with the Company other than for Good Reason, the Option, to the extent vested and exercisable at the date of termination, shall remain exercisable until the Expiration Date and the Option shall thereupon expire and shall cease to be exercisable.

                  (h) In the event of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock, the number of shares remaining to be exercised under the Option, the

                               Page 26 of 29 Pages

                                                                     EXHIBIT A

         Purchase Price and the price referred to in Section 1(b) hereof shall be appropriately adjusted by the Committee. If, as a result of any adjustment under this paragraph, the Grantee becomes entitled to a fractional share, he shall have the right to purchase only the adjusted number of full shares and no payment or other adjustment will be made with respect to the fractional share so disregarded.

                  6. All decisions or interpretations of the Committee with respect to any question arising under the Plan or under the Option shall be binding, conclusive and final.

                  7. The waiver by Stanley of any provision of the Option shall not operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision of the Option.

                  8. The Option shall be irrevocable during the Option period and its validity and construction shall be governed by the laws of the State of Connecticut. The terms and conditions set forth in the Option are subject in all respects to the terms and conditions of the Plan, which shall be controlling. A copy of the Plan has been furnished to the Grantee, and the Grantee hereby acknowledges receipt thereof.

                                         THE STANLEY WORKS



                                         Craig A. Douglas
                                         Treasurer

                               Page 27 of 29 Pages

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                                                                     EXHIBIT B

                      PRIOR EMPLOYER SPLIT-DOLLAR POLICIES

Metropolitan Life Insurance Company Flexible Premium Adjustable
Life Insurance Policies

         #917590670U (Initial Face Value: $1,416,000)
         #883215027U (Initial Face Value: $656,250)

Northwestern Mutual Life Insurance Policies

         #9473739 (Initial Face Value: $130,000)
         #10097130 (Initial Face Value: $45,000)

































                               Page 28 of 29 Pages

                                                                     EXHIBIT C

                         COMPANY PROVIDED LIFE INSURANCE

Non-Contributory Universal Life Insurance

Coverage Formula:

         Two times the sum of current Base Salary plus the most recent annual Bonus earned.

Contributory Term Life Insurance

Coverage Formula:

         Three times the sum of current Base Salary plus the lesser of (i) 50% of the most recent annual Bonus earned and (ii) the non-deferred portion of the most recent annual Bonus earned.

                               Page 29 of 29 Pages

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